SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                    |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement                |_| Confidential, For Use of the
|X| Definitive Proxy Statement                     Commission Only (as permitted
|_| Definitive Additional Materials                by Rule 14a-6(e)(2))
|_| Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                       ADVANCE DISPLAY TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

                       ADVANCE DISPLAY TECHNOLOGIES, INC.
                          7334 SOUTH ALTON WAY, SUITE F
                           CENTENNIAL, COLORADO 80112
                                 (303) 267-0111

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 6, 2007

TO THE SHAREHOLDERS OF ADVANCE DISPLAY TECHNOLOGIES, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Advance Display Technologies, Inc., a Colorado corporation (the "Company"), will be held at the Clarion Hotel, 7770 S. Peoria Street, Centennial, Colorado, on Tuesday, March 6, 2007, at 9:00 a.m. Mountain Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

      1. To elect three directors to the Company's Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected;

      2. To approve an amendment to the Articles of Incorporation to increase the authorized shares of Common Stock from 100,000,000 to 175,000,000 shares;

      3. To approve an amendment to the Articles of Incorporation to increase the authorized shares of Preferred Stock from 100,000,000 to 130,000,000 shares;

      4. To approve the Company's 2007 Equity Incentive Plan; and

      5. The transaction of such other business as properly may come before the Meeting or any adjournment thereof.

      A Proxy Statement explaining the matters to be acted upon at the Meeting is enclosed. Please read it carefully.

      Only holders of record of the Company's $.001 par value Common Stock, $.001 par value Series D Convertible Preferred Stock, $.001 par value Series E Preferred Stock, $.001 Series F Preferred Stock and $.001 par value Series G Preferred Stock at the close of business on Wednesday, January 17, 2007, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The Proxies are being solicited by the Board of Directors of the Company.

      All Shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a Proxy will not affect your right to vote in person if you attend the Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS

Centennial, Colorado                          MATTHEW W. SHANKLE
January 26, 2007                              PRESIDENT

                       ADVANCE DISPLAY TECHNOLOGIES, INC.
                          7334 SOUTH ALTON WAY, SUITE F
                           CENTENNIAL, COLORADO 80112
                                 (303) 267-0111

                            ------------------------
                                 PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 6, 2007

                               GENERAL INFORMATION

      THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF ADVANCE DISPLAY TECHNOLOGIES, INC., A COLORADO CORPORATION (THE "COMPANY"), FOR USE AT THE COMPANY'S ANNUAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD AT THE CLARION HOTEL, 7770 S. PEORIA STREET, CENTENNIAL, COLORADO, ON TUESDAY, MARCH 6, 2007, AT 9:00 A.M., MOUNTAIN TIME, AND AT ANY ADJOURNMENT THEREOF. IT IS ANTICIPATED THAT THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY WILL BE MAILED TO THE COMPANY'S SHAREHOLDERS ON OR BEFORE FEBRUARY 2, 2007.

      Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by (i) giving a later dated written revocation of Proxy to the Company, or (ii) providing a later dated amended Proxy to the Company, or
(iii) voting in person at the Meeting. The expense of soliciting Proxies, including the cost of preparing, assembling and mailing this Proxy material to Shareholders, will be borne by the Company. It is anticipated that solicitations of Proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its directors, officers and employees to solicit Proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for the reasonable out-of-pocket expenses incurred by them in that connection.

      All shares represented by valid Proxies will be voted in accordance therewith at the Meeting.

                      SHARES OUTSTANDING AND VOTING RIGHTS

      All voting rights for this Meeting are vested exclusively in the holders of the Company's $.001 par value common stock ("Common Stock"), the $.001 par value Series D Convertible Preferred Stock ("Series D Preferred Stock"), the $.001 par value Series E Preferred Stock ("Series E Preferred Stock"), the $.001 par value Series F Preferred Stock ("Series F Preferred Stock") and the $.001 par value Series G Preferred Stock ("Series G Preferred Stock"). All record holders of Common Stock, Series D Preferred Stock, Series E Preferred Stock, Series F

Preferred Stock and Series G Preferred Stock at the close of business on Wednesday, January 17, 2007 are entitled to notice of the Meeting.

      Only record holders of Common Stock, Series D Preferred Stock, and Series G Preferred Stock at the close of business on Wednesday, January 17, 2007, are entitled to vote on all matters presented at the Meeting or any adjournment thereof. All record holders of Series E Preferred Stock and Series F Preferred Stock at the close of business on Wednesday, January 17, 2007 are entitled to notice of the Meeting or any adjournment thereof and to vote on Proposals 2 and 3 at the Meeting or any adjournment thereof.

      On January 17, 2007 (the "Record Date"), the Company had 26,198,177 shares of Common Stock outstanding and 25,780,322 shares of Series D Preferred Stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting. On the Record Date, the Company had 10,714 shares of Series G Preferred Stock outstanding, each share of which is entitled to 1,000 votes on all matters to be voted upon at the Meeting. On that same date, the Company had 1,008,985 shares of Series E Preferred Stock outstanding and 4,549,015 shares of Series F Preferred Stock outstanding, each of which is entitled to one vote on Proposal 2 and on Proposal 3. As provided in the Certificates of Designation for the Series D Preferred Stock and the Series G Preferred Stock, the Common Stock, the Series D Preferred Stock and the Series G Preferred Stock will vote as a single class (the "Full Voting Class") on all matters.

      While the holders of Series E Preferred Stock and the Series F Preferred Stock generally have no voting rights under the Company's Articles of Incorporation, the Company has determined that, under Colorado law, they are nevertheless entitled to vote as a separate class on Proposals 2 and 3. Because they are similarly affected by the proposals, under Colorado law, the Series E Preferred Stock and Series F Preferred Stock will not vote as two separate classes but will vote together, as a single separate class (the "Limited Voting Class"), on Proposals 2 and 3.

      A majority of each of the Company's outstanding Full Voting Class and the Limited Voting Class represented in person or by Proxy and entitled to vote will constitute a quorum at the Meeting. For purposes of electing directors, the nominees receiving the greatest number of votes of the Full Voting Class shall be elected directors. For purposes of approving the 2007 Equity Incentive Plan, the number of shares of the Full Voting Class represented in person or by proxy and entitled to vote which are cast in favor of the approval of the 2007 Equity Incentive Plan (Proposal 4) must exceed the votes of that class opposing it. In order to adopt the increase in the number of authorized shares of Common Stock (Proposal 2) and the increase in the number of authorized shares of Preferred Stock, (a) a majority of the outstanding shares of the Full Voting Class entitled to vote must be cast in favor of the proposal, and (b) a majority of the outstanding shares of the Limited Voting Class entitled to vote must be cast in favor of the proposal. Abstentions and broker non-votes will be counted for purposes of establishing a quorum only. Only those votes cast for the increase in authorized shares of Common Stock, the increase in authorized shares of Preferred Stock and the 2007 Equity Incentive Plan will be counted as votes in favor or affirmative votes.

             EFFECT OF PRINCIPAL SHAREHOLDERS' AND MANAGEMENT'S VOTE

      As of January 1, 2007, one holder of shares of the Company's Full Voting Class, Gene W. Schneider, together with two of the Company's Directors, Lawrence
F. DeGeorge and John W. Temple, are holders of record of, and have voting control over, 46,619,210 shares of Common Stock or Common Stock Equivalents (includes Common Stock, Series D and Series G Preferred but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing 74% of the Full Voting Class. As of the same date, Messrs. Schneider and DeGeorge have voting control over 4,752,056 shares of the Company's Limited Voting Class, or 85% of the outstanding Limited Voting Class. Accordingly, Messrs. Schneider, DeGeorge and Temple could exercise voting control of Proposal Nos. 1, 2, 3 and 4. Because they have indicated that they will vote their shares of the Full Voting Class and, to the extent applicable, the Limited Voting Class in favor of Proposal Nos. 1, 2, 3 and 4, the passage of all four proposals by a majority of the Full Voting Class and Limited Voting Class outstanding is extremely likely.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of January 1, 2007, certain information regarding the shares of the Full Voting Class beneficially owned of record by each officer, director, each person known by the Company to beneficially own 5% or more of the Full Voting Class of the Company, and all officers and directors as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. Unless otherwise stated, all shares are owned directly by the reporting person. For purposes of this disclosure, the amount of the Full Voting Class beneficially owned is the aggregate number of shares of Common, Series D Preferred Stock and Series G Preferred Stock outstanding on such date plus the aggregate amount of Common Stock which could be issued upon the exercise of options within 60 days of such date plus the aggregate amount of Series D Preferred Stock that could be issued upon conversion of the outstanding convertible, redeemable promissory notes.

                                       Amount and                         Amount and                 Total Amount      Total
                                       nature of                          nature of                 and nature of     Percent
Name and address of        Title of    Beneficial    Percent   Title of   Beneficial      Percent     Beneficial     Beneficial
Beneficial owners            Class      Ownership   of Class     Class     Ownership     of Class     Ownership       Ownership
--------------------      ----------   ----------   --------   --------   ----------     --------   -------------    ----------
William W. Becker           Common      2,070,647       7.90%  Series D            0         0.00%      2,070,647          3.30%
Box 143                   $.001 Par
Grand Cayman Island       ("Common")
British West Indies

Lawrence F. DeGeorge (1)    Common      4,182,509      15.96%  Series D   34,901,198(2)     69.55%     49,797,707(2)      57.18%
140 Intracostal Pointe Drive                                   Series G   10,714,000       100.00%
Suite 410
Jupiter, FL 33477

Bruce H. Etkin              Common      3,589,434      13.70%  Series D            0         0.00%      3,589,434          5.73%
1512 Larimer St., No. 325
Denver, CO 80202

G. Schneider Holdings, Co.  Common      5,462,379      20.85%  Series D            0         0.00%      5,462,379          8.71%
12300 Liberty Boulevard
Englewood, CO 80112

Gene W. Schneider           Common (3)  5,462,379      20.85%  Series D   34,910,180(4)     76.41%     40,372,559(3,4)   48.88%
12300 Liberty Boulevard
Englewood, CO 80112

Louise H. Schneider         Common (5)  5,462,379      20.85%  Series D            0         0.00%      5,462,379(5)       8.71%
12300 Liberty Boulevard
Englewood, CO 80112

Mark L. Schneider           Common (6)  8,235,784      31.44%  Series D            0         0.00%      8,235,784(6)      13.14%
12300 Liberty Boulevard
Englewood, CO 80112

Carla G. Shankle            Common (7)  5,462,379      20.85%  Series D            0         0.00%      5,462,379(7)       8.71%
7334 South Alton Way
Building 14, Suite F
Centennial, CO 80112

Matthew W. Shankle (1)      Common (8)    500,000       1.87%  Series D            0         0.00%        500,000(8)       0.79%
7334 South Alton Way
Building 14, Suite F
Centennial, CO 80112

John W. Temple (1)          Common (9)    840,000       3.16%  Series D      280,322         1.09%      1,120,322(9)       1.96%
2253 East Fairfield Street
Mesa, AZ 85213

Tina M. Wildes              Common (10) 5,462,379      20.85%  Series D            0         0.00%      5,462,379(10)      8.71%
12300 Liberty Boulevard
Englewood, CO 80112


All executive officers and  Common (11) 5,642,509      20.78%  Series D   35,181,520(2)     70.11%     51,538,029(2,11)   58.52%
directors as a group persons (3 persons)                       Series G   10,714,000       100.00%

(1)   Officer or director.
(2) Includes convertible, redeemable promissory notes convertible into 24,401,198 shares of Series D Stock. Includes 10,714 shares of Series G Preferred Stock, which have the voting rights equivalent to 10,714,000 shares of Common Stock, and are therefore listed as 10,714,000 shares.
(3) Includes 5,462,379 Common Stock owned by G. Schneider Holdings Co. of which Gene W. Schneider serves on the Executive Committee.
(4) Includes convertible, redeemable promissory notes convertible into 19,910,180 shares of Series D Stock.
(5) Includes 5,462,379 Common Stock owned by G. Schneider Holdings Co. of which Louise H. Schneider serves on the Executive Committee.
(6) Includes 5,462,379 Common Stock owned by G. Schneider Holdings Co. of which Mark L. Schneider serves on the Executive Committee.
(7) Includes 5,462,379 Common Stock owned by G. Schneider Holdings Co. of which Carla G. Shankle serves on the Executive Committee.
(8) Includes options to purchase 500,000 shares of Common Stock at $0.1615 per share, which options expire in 2008.
(9) Includes options to purchase 480,000 shares of Common Stock at $.03 per share, which options expire in 2015.
(10) Includes 5,462,379 Common Stock owned by G. Schneider Holdings Co. of which Tina M. Wildes serves on the Executive Committee.

(11)  Includes 980,000 options to purchase Common Stock.

      The following table sets forth as of January 1, 2007, information regarding the beneficial owners of Limited Voting Class of the Company. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. Unless otherwise stated, all shares are owned directly by the reporting person.

                                       Amount and                         Amount and                 Total Amount      Total
                                       nature of                          nature of                 and nature of     Percent
Name and address of        Title of    Beneficial    Percent   Title of   Beneficial      Percent     Beneficial     Beneficial
Beneficial owners            Class      Ownership   of Class     Class     Ownership     of Class     Ownership       Ownership
--------------------      ----------   ----------   --------   --------   ----------     --------   -------------    ----------

Lawrence F. DeGeorge      Series E      1,008,985     100.00%  Series F    1,943,901        42.73%      2,952,886         53.13%
140 Intracostal Pointe Drive
Suite 410
Jupiter, FL 33477

Gene W. Schneider         Series E            -0-       0.00%  Series F    1,799,170        39.55%      1,799,170         32.37%
12300 Liberty Boulevard
Englewood, CO 80112

Mark L. Schneider         Series E            -0-       0.00%  Series F      673,305        14.80%        673,305         12.11%
12300 Liberty Boulevard
Englewood, CO 80112

Bruce H. Etkin            Series E            -0-       0.00%  Series F      116,650         2.56%        116,650          2.10%
1512 Larimer St., No. 325
Denver, CO 80202

John P. Cole              Series E            -0-       0.00%  Series F       15,989         0.35%         15,989          0.29%
1919 Pennsylvania Ave, NW
Suite 200
Washington, D.C. 20006

  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                        PROPOSAL TO ELECT THREE DIRECTORS
                            TO THE BOARD OF DIRECTORS

                                (PROPOSAL NO. 1)

NOMINEES

      The Board has fixed at three the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the 2008 Annual Meeting of Shareholders, or until his successor has been duly elected and qualified. Matthew W. Shankle, Lawrence
F. DeGeorge and John W. Temple, each of whom is an incumbent director, have been nominated to be elected at the Annual Meeting by the Board and proxies will be voted for such persons absent contrary instructions.

      Our Board has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees and for such other person as may be designated by the Board, unless it is directed by a proxy to do otherwise.

    EFFECT OF PRINCIPAL SHAREHOLDERS' AND MANAGEMENT'S VOTE ON PROPOSAL NO. 1

      As of January 1, 2007, one holder of shares of the Company's Full Voting Class, Gene W. Schneider, together with the Company's Directors, Lawrence F. DeGeorge and John W. Temple, are holders of, and have voting control over, 46,619,210 shares of Common Stock and Common Stock Equivalents (includes Common, Series D and Series G Preferred Stock but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), or 74% of the Full Voting Class. Accordingly, Messrs. Schneider, DeGeorge and Temple could exercise voting control of Proposal No. 1. Because they have indicated they will vote their shares of the Full Voting Class in favor of Proposal No. 1, the passage of the proposal by a majority of the Full Voting Class outstanding is extremely likely.


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
              THE ELECTION OF EACH OF THE THREE INDIVIDUALS TO THE
                               BOARD OF DIRECTORS

      The following table sets forth the names, ages and titles of the Named Executive Officers and members of the Board of Directors of the Company:

    NAME                    AGE   POSITION AND OFFICE
    --------------------    ---   ----------------------------------------------
    Lawrence F. DeGeorge    62    Director
    Matthew W. Shankle      46    President and Director
    John W. Temple          51    Vice President of Technical Sales and Director
    James P. Martindale     43    Vice President of Manufacturing

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS AND DIRECTORS:

      Lawrence F. DeGeorge - Mr. DeGeorge was appointed a Director effective September 2, 1998. Since 1991, Mr. DeGeorge has directed venture capital investment in telecommunications and biotechnology as Chief Executive Officer of LPL Group, Inc., LPL Investment Group, Inc., LPL Management Group, Inc., and DeGeorge Holding, Ltd. From 1986 to 1991, Mr. DeGeorge held various positions with Amphenol Corporation, a manufacturer of telecommunications interconnect products, including serving as President from May 1989 to January 1991, Executive Vice President and Chief Financial Officer from September 1986 to May 1989, and as a director from June 1987 to January 1991. Mr. DeGeorge served as a director of UnitedGlobalCom, Inc., a provider of multi-channel television services, from June 1997 until 1999. Since May 1998, Mr. DeGeorge has served as a director of CompleTel, LLC, a multinational provider of switched, local telecommunications and related services, and currently serves as Chairman of its Board of Directors.

      Matthew W. Shankle - Mr. Shankle was appointed as the Company's President effective September 11, 1998 and as a Director effective October 3, 1997 from which time he also served as a Vice President of the Company. He is responsible for the overall day-to-day operations and strategic direction of the Company in conjunction with the Board of Directors. From June 1996 to September 1997, he served as a consultant to the Company for product research and development (R&D). He is also currently responsible for leading the business development effort of the Company. From 1995 to 1997, Mr. Shankle served as an operations consultant for several high tech R&D/manufacturing subsidiaries of Telxon Corporation, a NASDAQ listed company. From 1992 to 1995, Mr. Shankle was employed by Virtual Vision, Inc. as the R&D/manufacturing facility development specialist. Mr. Shankle began his career at Lockheed Missiles and Space in the San Diego area.

      John W. Temple - Mr. Temple was appointed Vice President of Sales and Marketing effective December 1, 2004 and as a Director effective May 12, 2004. In December of 2005, Mr. Temple's title was changed to Vice President of Technical Sales. From 1996 to December 2004, Mr. Temple had been the principal owner and operator of Video Display Consultants, Inc., a privately held company that sold electronic displays and provided related consulting services. From 1992 to 1996, he acted as an independent sales consultant in the international electronic display industry, placing over 50 large screen video display systems in Mexico, the Middle East, Africa, South America, Russia and numerous other countries. From 1987 to 1992, he was employed as a sales agent for Adtronics in the then emerging, full color electronic display market. Prior to 1992 Mr. Temple was a sales executive for Time-O-Matic and for Great Western Sign, Co. He has over 27 years of experience as a sales executive and consultant in the electronic display industry.

      James P. Martindale - Mr. Martindale was appointed Vice President of Manufacturing on November 13, 2006. Mr. Martindale's most recent position was Senior Director, New Business Development at InFocus Digital Media. He was responsible for developing and executing new business strategies leveraging InFocus' software, hardware and service assets to offer digital-media solutions to the education, corporate, and digital advertising markets. In addition to his business development role, Mr. Martindale also held senior positions in Service, Application Engineering, and Technical Sales since joining InFocus in 1999. Mr. Martindale also brings extensive international manufacturing experience to the Company from his 19 plus years at Hewlett-Packard Co. where he held positions from Mechanical Engineer to Manufacturing Development Manager for HP's Specialty Printing Systems.

                              CORPORATE GOVERNANCE

      DIRECTOR INDEPENDENCE

      The Company has three directors, Lawrence F. DeGeorge, Matthew W. Shankle and John W. Temple. The Board of Directors has made the determination that only one of the members of the Board, Lawrence F. DeGeorge, is independent, as defined by the Nasdaq Stock Market (the Company's Common Stock is not traded on Nasdaq but only on the OTC Bulletin Board). Messrs. Shankle and Temple are employees of the Company and therefore cannot be considered independent, as defined by Nasdaq.

      MEETINGS OF THE BOARD

      During the fiscal year ended June 30, 2006, the Board of Directors held one meeting and took action by unanimous written consent five times. The Company does not have a policy regarding attendance by the members of the Board at the annual meeting of security holders and the Company did not hold an annual meeting last fiscal year.

      COMMITTEES OF THE BOARD

      The Company does not have standing Audit, Nominating or Compensation Committees of the Board. The entire Board acts as each of these Committees and none of the Committees have a charter. The Board, acting as the Audit Committee, met twice in fiscal 2006 and took action once by unanimous written consent. The Board of Directors has made the determination that only one of the members of the Board, Lawrence F. DeGeorge, would qualify as a "financial expert", as defined by the SEC's rules promulgated under Section 407 of the Sarbanes-Oxley Act of 2002. Since the Company did not hold an annual meeting last fiscal year, the Board acting as the Nominating Committee did not meet in fiscal 2006. The members of the Board have not changed since April 2004. The Board, acting as the Compensation Committee, took action once by unanimous written consent in fiscal 2006.

      COMMUNICATIONS WITH THE BOARD

      Shareholders may communicate with the Board of Directors by writing to the Board at Advance Display Technologies, Inc., 7334 South Alton Way, Suite F, Centennial, Colorado 80112.

      CODE OF ETHICS

      The Company has not adopted a code of ethics for its principal executive officer and principal financial officer. The Board of Directors will continue to evaluate, from time to time, whether a code of ethics should be developed and adopted. If the Company does adopt a code of ethics in the future, in light of the Company's size, it is likely to apply to all employees rather than only to executive officers.

                         2006 SUMMARY COMPENSATION TABLE

      The following table sets forth, in summary form, the compensation received during each of the Company's last three fiscal years by the Chief Executive Officer of the Company, and each executive officer whose total compensation exceeded $100,000. The Company's Chief Executive Officer was the Company's only executive officer during the fiscal year ended June 30, 2004 and the only officer whose total compensation was at least $100,000 for the fiscal year ended June 30, 2005.

                                                                              Non-Equity
                                                                               Incentive
                                                                                  Plan       All Other
                                                      Stock                     Compensa     Compensa      Total
  Name and Principal             Salary      Bonus    Awards   Option Awards      -tion       -tion
       Position         Year      ($)         ($)       ($)         ($)            ($)          ($)         ($)
         (a)            (b)       (c)         (d)       (e)         (f)            (g)          (i)         (j)
--------------------   -----   ---------     -----    ------   -------------    ---------   -----------   --------
Matthew W. Shankle,    2006    $ 131,154(1)  $   0    $    0   $           0    $       0   $         0   $131,154
   PEO and PFO         2005    $ 110,000     $   0    $    0   $           0    $       0   $         0   $110,000
                       2004    $ 110,000     $   0    $    0   $           0    $       0   $         0   $110,000

John W. Temple,        2006    $ 100,000     $   0    $    0   $      19,541    $       0   $     4,256   $123,797
   Vice President of
   Technical Sales


----------
(1)   Includes wages of $21,154 accrued in prior years.

      Mr. Shankle does not have an employment agreement with the Company. The Board of Directors, acting as the Company's Compensation Committee with Mr. Shankle abstaining, would determine any change to his current salary. For the past three years his salary of $110,000 per annum has remained the same.

      On December 20, 2004, the Company entered into an Executive Employment Agreement dated December 1, 2004, with John W. Temple, one of the Company's Directors, appointing him as Executive Vice President of Sales and Marketing (now Vice President of Technical Sales) for a three year term and thereafter on a month to month basis. The Agreement also provides that

Mr. Temple would cause all pending or future business previously conducted by him to inure to the benefit of the Company. In addition, the Agreement provides that Mr. Temple would be granted 6,000,000 shares of the Company's Series D Convertible Preferred Stock (the "Shares"), 1,000,000 Shares effective December 1, 2004, and 500,000 Shares each month thereafter until fully granted. The number of Shares granted was subject to reduction, including the first installment, based on net sales revenues generated by Mr. Temple for the Company through December 31, 2005 as described in the Agreement. Mr. Temple earned 280,322 shares of the Series D Convertible Preferred Stock and has no further right to earn any of the remaining balance of 5,719,678 shares of the Series D.

      Also, the Board of Directors, acting as the Company's Compensation Committee with Mr. Temple abstaining, on October 20, 2005, granted Mr. Temple options to purchase 1,680,000 shares of the Company's Common Stock exercisable at $0.03 per share vesting at the rate of 120,000 shares every three months beginning April 1, 2005. During the fiscal year ended June 30, 2006, Mr. Temple vested as to 600,000 shares of the original grant with a value of $19,541 as set forth in Option Awards above. The fair value of the 1,680,000 options granted was estimated to be $54,715 at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 4.46%; dividend yields of 0%; volatility factors of the expected market price of the Company's Common Stock of 151%; and a weighted average expected life of the option of 10 years. Included in All Other Compensation above are 170,277 shares of Series D Preferred Stock earned in connection with sales revenues generated by Mr. Temple for the Company pursuant to his Agreement, valued at $4,256, based on the earned sales revenues and the value of the shares of Common Stock on the benchmark dates the earnouts were determined.

      If the Company terminates Mr. Temple's employment for death, disability or cause, as defined in the Agreement, he or his estate or beneficiary, as the case may be, will receive his pro rata salary through the date of such termination but not any individual bonuses or individual incentive compensation not yet due to Mr. Temple at the date of such termination. In the case of an involuntary termination, death or disability, Mr. Temple is entitled to receive a pro rata annual incentive payment through the date of such termination and he shall become fully vested in specific grants or awards made or awarded under a long term incentive plan maintained by the Company. If Mr. Temple terminates his employment relationship with the Company he will be entitled to his pro rata salary through the date of termination, but he will not be entitled to any individual bonuses or individual compensation. If Mr. Temple's employment is terminated by the Board without cause prior to the end of the initial three year term, an involuntary termination, he is entitled to receive 125% of his then monthly base salary as if employment had continued for the full term. Mr. Temple also agreed to certain non-competition obligations until December 31, 2008.

      The entire Board of Directors, acting as the Compensation Committee, with Mr. Temple abstaining, approved his Employment Agreement.

                        2006 GRANTS OF PLAN-BASED AWARDS

         In fiscal 2006, the Company made only one grant of stock options to the named executive officers as described above.

                                                                                          ALL OTHER
                                      ESTIMATED                           ALL OTHER         OPTION
                                    FUTURE PAYOUTS      ESTIMATED       STOCK AWARDS:      AWARDS:
                                        UNDER         FUTURE PAYOUTS      NUMBER OF       NUMBER OF      EXERCISE OR
                                      NON-EQUITY       UNDER EQUITY       SHARES OF       SECURITIES     BASE PRICE
                                    INCENTIVE PLAN    INCENTIVE PLAN   STOCK OR UNITS     UNDERLYING      OF OPTION
        NAME           GRANT DATE       AWARDS            AWARDS             (#)         OPTIONS (#)    AWARDS ($/SH)
-------------------    ----------   --------------    --------------   --------------    -----------    -------------
John W. Temple          10-20-05           0                 0                0           1,680,000          $0.03


                     2006 OPTION EXERCISES AND STOCK VESTED

                                             OPTION AWARDS                                 STOCK AWARDS
                            -----------------------------------------     ------------------------------------------
                              NUMBER OF SHARES      VALUE REALIZED ON      NUMBER OF SHARES       VALUE REALIZED ON
                            ACQUIRED ON EXERCISE        EXERCISE          ACQUIRED ON VESTING          VESTING
           NAME                     (#)                    ($)                    (#)                    ($)
--------------------------  --------------------    -----------------     -------------------     ------------------
           (A)                      (B)                    (C)                    (D)                    (E)
Matthew W. Shankle,                  0                      0                      0                      0
PEO and PFO

John W. Temple,                   480,000               $134,400                   0                      0
Vice President of
   Technical Sales

                2006 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                       Option Award                                                   Stock Awards
              ---------------------------------------------------------------  ---------------------------------------------------
                                                                                                                        Equity
                                                                                                         Equity        Incentive
                                                                                                        Incentive        Plan
                                              Equity                                                       Plan          Awards
                                             Incentive                                                    Awards        Market or
                                               Plan                              Number     Market       Number of    Payout Value
                               Number of     Number of                         of Shares   Value of      Unearned     of Unearned
                 Number of     Securities    Securities                         or Units   Shares or  Shares, Units  Shares, Units
                Securities     Underlying    Underlying                         of Stock   Units of     or Other       or Other
                Underlying    Unexercised   Unexercised   Option                  That    Stock That   Rights that    Rights that
                Unexercised   Options (#)    Unearned    Exercise    Option     Have Not   Have Not     Have Not        Have Not
                Options (#)  Unexercisable    Options     Price    Expiration    Vested     Vested       Vested          Vested
      Name      Exercisable       (#)           (#)        ($)        Date        (#)        ($)           (#)            ($)
      (a)           (b)           (c)           (d)        (e)         (f)        (g)        (h)           (i)            (j)
--------------  -----------  -------------  -----------  --------  ----------  ---------  ----------  -------------  -------------
Matthew W.          500,000              0            0  $   0.16     2008             0  $        0              0  $           0
Shankle
John W. Temple      200,000      1,080,000            0  $   0.03     2015             0  $        0              0  $           0


                            COMPENSATION OF DIRECTORS

         During the fiscal year ended June 30, 2006, no fees were paid to directors for attendance at meetings of the Board of Directors. However, members are reimbursed for expenses to attend meetings.

Changes in Control

      The Company knows of no arrangement or events, the occurrence of which may result in a change in control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the fiscal year ended June 30, 2006, the Company issued 10% revolving, convertible, redeemable promissory notes in the amounts of $170,000 to Lawrence F. DeGeorge, a director and shareholder, and $170,000 to Gene W. Schneider, a shareholder, for cash. The Notes are convertible into shares of the Company's Series D Convertible Preferred Stock at $.0167 per share. The Series D is convertible into the Company's Common Stock at the same price per share. In addition, the Company issued 10% demand notes in the amounts of $400,000 to Mr. DeGeorge and $100,000 to Mr. Schneider for cash. The Company reported interest expense for the fiscal year ended June 30, 2006 relating to these notes of $44,580 due to Mr. DeGeorge and $31,648 due to Mr. Schneider. There were no principal or interest payments made to either person during the period. The Board of Directors, with Mr. DeGeorge abstaining, approved the foregoing transactions and it is of the opinion that the terms and conditions of the foregoing transactions were no less favorable for the Company than could have been obtained from unaffiliated third parties.

      At June 30, 2006, the Company had revolving, convertible, redeemable promissory notes totaling $740,000, 10% demand notes totaling $500,000 and accrued interest of $91,691 due to Messrs. DeGeorge and Schneider.

      During the fiscal year ended June 30, 2006, the Company granted 1,680,000 employee stock options to John W. Temple. Pursuant to an employment agreement with Mr. Temple, the Company's Vice President of Technical Sales, Mr. Temple was granted options to purchase 1,680,000 shares of common stock effective October 20, 2005 at an exercise price of $.03 per share. Of the options granted, 360,000 vested October 20, 2005, and 120,000 vest on the first day of each quarter thereafter beginning January 1, 2006 until fully vested. The grant of these options resulted in a charge to compensation expense of $19,541 for the fiscal year ended June 30, 2006. On December 31, 2005 and January 1, 2006, the officer exercised 360,000 and 120,000 of these options for $10,800 and $3,600, respectively. The entire Board of Directors, acting as the Compensation Committee, with Mr. Temple abstaining, approved his Employment Agreement and the option grant and it is of the opinion that the terms and conditions of the foregoing transactions were no less favorable for the Company than could have been obtained from unaffiliated third parties.

      During the fiscal year ended June 30, 2006, the Company issued 100,000 shares of Common Stock to Steven Shankle, the brother of the Company's President and CEO, Matthew W. Shankle, in settlement of trade payables for $91,117 in engineering fees which the Company had disputed on account of certain inadequacies in product design and development work performed by the vendor. The Company reported a gain on settlement of $86,117. The Board of Directors approved the foregoing transaction and it is of the opinion that the terms and conditions of the foregoing transaction were no less favorable for the Company than could have been obtained from unaffiliated third parties.

      On December 1, 2006, an affiliate of Mr. DeGeorge purchased 2,857 shares of the Series G at $70.00 per share and subscribed for an additional 7,857 shares at the same price. As of January 12, 2007, the affiliate had purchased 6,643 shares of the 7,857 share subscription. The Board of Directors, with Mr. DeGeorge abstaining, approved the foregoing transaction and it is of the opinion that the terms and conditions of the foregoing transaction were no less favorable for the Company than could have been obtained from unaffiliated third parties.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading. Those persons are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all reports filed pursuant to Section 16(a).

      The numbers of late Form 4 and 5 reports, and the number of late transactions reported are as follows:

NAME OF REPORTING PERSON          LATE FORMS 4 OR 5     TRANSACTIONS
------------------------          -----------------     ------------
Lawrence F. DeGeorge                      2                   2
Gene W. Schneider                         3                   3
John W. Temple                            2                   6

      The following Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy
Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                             AUDIT COMMITTEE REPORT

      The entire Board of Directors acts as the Audit Committee (the "Audit Committee") composed of all three of the Directors and does not operate under a written charter. The Board of Directors has made the determination that only one of the members of the Board, Lawrence F. DeGeorge, would be considered independent as defined, by the Nasdaq Stock Market.

      Management is responsible for the Company's internal controls, financial reporting and compliance with laws and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards accepted in the United States and issuing a report thereon. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee's primary responsibility is to monitor and oversee the processes performed by management and the independent auditors. The Audit Committee is also responsible for the appointment and compensation of the Company's independent auditors.

      In this context, the Audit Committee has reviewed and discussed the Company's financial statements with both management and the independent auditors. The Audit Committee also discussed with the independent auditors those matters which are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

      Based on the foregoing, the Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 for filing with the Securities and Exchange Commission. The Audit Committee also determined that AJ Robbins, P.C. be retained as the Company's independent auditors for the fiscal year ending June 30, 2007.

September 20, 2006                               Lawrence F. DeGeorge
                                                 Matthew W. Shankle
                                                 John W. Temple

FEES PAID TO AJ ROBBINS, PC

      For the fiscal year ended June 30, 2006, AJ Robbins, PC provided services in the following categories and amounts:

                                    FISCAL YEAR ENDED
                                      JUNE 30, 2006
                                    -----------------
Audit Fees (1)                      $          22,500
Tax Fees (2)                        $              --
All Other Fees                      $              --

----------
(1) Audit fees consist of fees for the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports.
(2) Tax fees consist of fees for the preparation of federal and State income tax returns.

FEES PAID TO HEIN & ASSOCIATES, LLP

      For the fiscal years ended June 30, 2006 and June 30, 2005, Hein & Associates, LLP provided services in the following categories and amounts:

                                FISCAL YEAR ENDED


                                  JUNE 30, 2006      JUNE 30, 2005
                                  -------------      -------------
Audit Fees (1)                    $      24,148      $      25,000
Tax Fees (2)                      $       2,800      $       2,500
All Other Fees                    $          --      $          --

----------
(1) Audit fees consist of fees for the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports
(2) Tax fees consist of fees for the preparation of federal and State income tax returns.

There were no non-audit services rendered to the Company by AJ Robbins in fiscal 2006 or by Hein & Associates in fiscal 2006 and 2005 other than those shown above. While the Board acting as the Audit Committee has not established formal policies and procedures concerning pre-approval of audit and non-audit services, the Company's executive officer has been directed by the Board that all audit and non-audit services must be approved in advance by the Board. The establishment of any such formal policies or procedures in the future is subject to the approval of the Board.

          * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                         PROPOSAL TO APPROVE AN INCREASE
                    IN THE AUTHORIZED SHARES OF COMMON STOCK

                                (PROPOSAL NO. 2)

      The Company proposes to amend its Articles of Incorporation, as amended, to increase the authorized shares of Common Stock from 100,000,000 shares to 175,000,000 shares. The par value per share of $.001 will not change.

      The Board of Directors has determined that, in light of the number of shares of Common Stock outstanding, currently 26,198,177 shares, and the number of shares of Common Stock (a) into which outstanding convertible preferred redeemable promissory notes are convertible (44,311,377 shares) (b) into which outstanding shares of preferred stock are convertible (25,780,322 shares) and
(c) for which outstanding stock options are exercisable (980,000 shares), for an aggregate total of 97,269,876 shares, the Company needs to increase the number of authorized shares in order to satisfy these and future obligations to issue shares of Common Stock.

      In addition, the Board of Directors has designated a new class of Series G Preferred Stock which will, upon shareholder approval of an increase in authorized shares of Common Stock, become convertible into Common Stock on a one
(1) share of Series G Preferred Stock for one thousand (1,000) shares of Common Stock basis. Because 50,000 shares of the Series G Preferred Stock have already been designated, 50,000,000 shares of Common Stock need to be reserved for issuance upon conversion thereof. Shareholders should note, however, that the Series G will not become convertible unless and until the shareholders approve this Proposal No. 2 to increase the authorized shares of Common Stock. As discussed below in Proposal No. 3, of the Series G Preferred Stock, 9,500 shares are outstanding and held by a member of the Board, Lawrence F. DeGeorge, and he has subscribed for an additional 1,214 shares. It is expected that future sales of Series G Preferred Stock will be made by the Company, and that such sales will be made at a price per share equal to the fair market value of the 1,000 shares of Common Stock into which each shares of Series G Preferred Stock will be convertible, in order to raise additional capital to sustain its operations. However, there are no firm commitments to purchase shares of Series G Preferred as of the date of this Proxy Statement except as subscribed for by Mr. DeGeorge and described above.

      The Board of Directors also believes that additional shares of Common Stock need to be authorized because, in Proposal No. 4, the Company is proposing to reserve a total of 25,000,000 shares for issuance upon exercise of options under the Company's 2007 Equity Incentive Plan. If Proposal No. 4 is approved by the shareholders, an additional 22,500,000 shares will be needed to cover the increased number of options available for issuance. If the shareholders do not approve the proposed increase in authorized shares of Common Stock, it would mean that, even if the shareholders approve the 2007 Equity Incentive Plan, most of the shares of Common Stock underlying options to be granted under that plan would in fact be unavailable and the options could not be granted.

      Besides the continuing use of the Common Stock for issuance upon conversion of preferred stock sold by the Company to sustain its operating capital requirements, the Board believes that the increase in the authorized shares of Common Stock will provide the Company with flexibility in the future with respect to the issuance of its Common Stock for other general corporate purposes, including stock splits or other recapitalizations, acquisitions, equity financings and grants of stock options. The Board also believes that, in light of the Company's present lack of meaningful operating revenues, the Company's best opportunity for success may prove to be making one or more acquisitions of new or complementary businesses with shares of its capital stock.

      Shareholders should note that the increase in authorized shares of Common Stock, if approved, will substantially increase the Board of Directors' ability to dilute the interests of current security holders without further shareholder approval. The dilution would result from the issuance of a greater number of shares of Common Stock, and a greater proportionate interest in the Company, merely through Board approval.

             EFFECT OF PRINCIPAL SHAREHOLDERS' AND MANAGEMENT'S VOTE

      As of January 1, 2007, one holder of shares of the Company's Full Voting Class, Gene W. Schneider, together with the Company's Directors, Lawrence F. DeGeorge and John W. Temple, are holders of record of, and have voting control over 46,619,210 shares of Common Stock and Common Stock Equivalents (includes Common, Series D and Series G Preferred Stock but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing 74% of the Full Voting Class. As of the same date, Messrs. Schneider and DeGeorge have voting control over 4,752,056 shares of the Company's Limited Voting Class of record, or 85% of the outstanding Limited Voting Class. Accordingly, Messrs. Schneider, DeGeorge and Temple could exercise voting control of Proposal No. 2. Because they have indicated they will vote their shares of the Full Voting Class and the Limited Voting Class in favor of Proposal No. 2, the passage of the proposal by a majority of the Full Voting Class and Limited Voting Class outstanding is extremely likely.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

               THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

    * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                         PROPOSAL TO APPROVE AN INCREASE
                   IN THE AUTHORIZED SHARES OF PREFERRED STOCK

                                (PROPOSAL NO. 3)

      The Company proposes to amend its Articles of Incorporation, as amended, to increase the authorized shares of Preferred Stock from 100,000,000 shares to 130,000,000 shares. The par value per share of $.001 will not change.

      The Board of Directors is asking for this authorization of the increase in Preferred Stock in order to provide the Company's management the maximum amount of flexibility in structuring any transactions whereby the Company would acquire assets or existing businesses important to the growth of its business, including but not limited to an infusion of new equity capital to finance some of that growth. The Board of Directors believes that the flexible capital structure created by the proposed increase in authorized shares of Preferred Stock, coupled with the proposed increase in the authorized shares of Common Stock, is important to the Company's long-term business prospects and shareholder value.

      The Company currently has four series of Preferred Stock:

      o Authorized 70,100,000 shares of Series D Preferred Stock, of which 25,780,322 shares are outstanding, and the Company has issued convertible preferred promissory notes which are convertible into 44,311,377 shares of Series D Preferred Stock at $.0167 per share. The Series D is convertible into Common Stock at the same price per share. The holders of the notes have agreed that they will not convert the notes into Series D shares until additional Series D shares are designated by the Board. The Series D Preferred Stock is entitled to dividends, is convertible into Common Stock on a share for share basis and is entitled to one vote per share, voting as one class with the Common Stock.

      o Authorized 1,008,985 shares of Series E Preferred Stock, of which all 1,008,985 shares are outstanding and held by a member of the Board, Lawrence F. DeGeorge. The Series E Preferred Stock is not convertible, is entitled to dividends and has no voting rights except as may be required by law, such as with respect to the increase in authorized shares of Common and Preferred Stock.

      o Authorized 4,549,015 shares of Series F Preferred Stock, of which all 4,549,015 shares are outstanding. The Series F is not convertible, is not entitled to dividends and has no voting rights except as may be required by law, such as with respect to the increase in authorized shares of Common and Preferred Stock.

      o Authorized 50,000 shares of Series G Preferred Stock, of which 9,500 shares are outstanding and held by a member of the Board, Lawrence
            F. DeGeorge, and he has subscribed for an additional 1,214 shares . The Series G Preferred Stock, as designated, is not entitled to any dividends but is convertible into Common Stock on a basis of one share of Series G Preferred Stock for 1,000 shares of Common Stock at $70.00 per share, and is entitled to 1,000 votes per share, voting as one class with the Common Stock. However, the Series G Preferred Stock is not convertible unless and until the shareholders approve Proposal No. 2 to increase the authorized shares of Common Stock. It is expected that future sales of Series G Preferred Stock will be made by the Company, and that such sales will be made at a price per share equal to the fair market value of the 1,000 shares of Common Stock into which each shares of Series G Preferred Stock will be convertible, in order to raise additional capital to sustain its operations. However, there are no firm commitments to purchase shares of Series G Preferred as of the date of this Proxy Statement except as subscribed for by Mr. DeGeorge and described above.

      Shareholders should note that the increase in authorized shares of Preferred Stock, if approved, will substantially increase the Board of Directors' ability to dilute the interests of current security holders without further shareholder approval. The dilution would result from the issuance of a greater number of shares of Preferred Stock, and a greater proportionate interest in the Company, merely through Board approval.

             EFFECT OF PRINCIPAL SHAREHOLDERS' AND MANAGEMENT'S VOTE

      As of January 1, 2007, one holder of shares of the Company's Full Voting Class, Gene W. Schneider, together with the Company's Directors, Lawrence F. DeGeorge and John W. Temple, are holders of record of, and have voting control over 46,619,210 shares of Common Stock and Common Stock Equivalents (includes Common, Series D and Series G Preferred Stock but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), representing 74% of the Full Voting Class. As of the same date, Messrs. Schneider and DeGeorge have voting control over 4,752,056 shares of the Company's Limited Voting Class of record, or 85% of the outstanding Limited Voting Class. Accordingly, Messrs. Schneider, DeGeorge and Temple could exercise voting control of Proposal No. 3. Because they have indicated they will vote their shares of the Full Voting Class and the Limited Voting Class in favor of Proposal No. 3, the passage of the proposal by a majority of the Full Voting Class and Limited Voting Class outstanding is extremely likely.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
              THE INCREASE IN AUTHORIZED SHARES OF PREFERRED STOCK.

     * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                        PROPOSAL TO APPROVE THE COMPANY'S
                           2007 EQUITY INCENTIVE PLAN

                                (PROPOSAL NO. 4)

      In order to attract and retain employees and directors for the Company, the Board of Directors has amended and readopted the Company 1997 Equity Incentive and renamed it as the 2007 Equity Incentive Plan (the "Plan") pursuant to which an aggregate of 25,000,000 shares of Common Stock may be issued upon the exercise of options granted under the Plan. The Plan will remain in effect for a period of ten years and expires on July 31, 2017.

DESCRIPTION OF PLAN

      On December 15, 2006, the Board of Directors amended and readopted the Plan. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants, upon whose efforts and judgment the success of the Company is largely dependent. All of the Company's full-time employees and all of the Company's directors and are eligible for grants of Awards under the terms of the Plan.

      The primary features of the Plan are summarized below. This summary is qualified in its entirety by reference to the specific provisions of the Plan, as proposed, the full text of which is set forth as Exhibit A to this Proxy Statement.

      Types of awards. The Plan authorizes the Compensation Committee to grant to participants in the Plan (i) stock options (which may be non-qualified options or, for employees, incentive stock options), (ii) stock appreciation rights ("SARs") (which may be issued in tandem with stock options), (iii) restricted stock grants (either an outright grant of stock or a grant of stock subject to and conditioned upon employment or performance related goals), and
(iv) stock units (which means a measurement component equal to the fair market value of one share of stock on the date for which a determination is made pursuant to the provisions of the Plan (collectively, "Awards").

      Shares reserved for issuance. The aggregate number of shares of Common Stock which may be issued under the Plan may not exceed 25,000,000. Shares subject to options granted under the Plan which expire unexercised, or shares subject to Awards which are otherwise forfeited or canceled, will not count against this limit. The maximum number of shares with respect to which Awards may be granted to any individual in any one year under the Plan is 2,000,000. The maximum number of Shares with respect to which Awards may be granted to any one individual during the life of the Plan is 10,000,000. The closing price for the Company's Common Stock as reported by the OTCBB on January 24, 2007, was $0.09 per share.

      Eligibility. Employees, officers, directors and consultants upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of the Company are eligible to participate in the Plan. Participants are chosen from this group by the Compensation Committee, at its discretion. Currently, there are approximately seven persons eligible to participate in the Plan. In order to be eligible under the Plan, consultants must be natural persons providing bona fide services to the Company that are not in connection with the offer or sale of securities in a capital raising transaction and that do not directly or indirectly promote or maintain a market for the Company's securities.

      Amendment and Termination of the Plan. The Board of Directors may amend, modify, suspend or terminate the Plan at any time; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or advisable. The termination or any modification, suspension or amendment of the Plan may not adversely affect a participant's rights under an Award previously granted without the consent of such participant. The Compensation Committee may amend the terms of any Award previously granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant or permitted transferee without his or her consent.

AWARDS

      Stock options. The Compensation Committee is authorized to grant Participants options to purchase the Company's Common Stock. For employees, the options may be incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the "Code") or non-qualified stock options. For non-employee Participants, the options will be non-qualified stock options. The Compensation Committee will determine the terms and conditions of all option grants, subject to the specific limitations set forth in the Plan. Incentive stock options may not be granted at an exercise price less than the fair market value of a share of the Company's Common Stock on the date of grant (110% if the grantee beneficially owns more than 10% of the Company's outstanding shares of capital stock). The term of any option may not be longer than ten (10) years, and all options granted shall be subject to restrictions on transferability set forth in the Plan. Payment of the option price may be in cash, check or shares of the Company's Common Stock owned by the Participant or, in the discretion of the Compensation Committee, by a cashless exercise through a registered broker-dealer, whereby the Participant delivers to the Company a properly executed notice of exercise together with irrevocable instructions to the broker-dealer to deliver to the Company promptly the amount of the proceeds from the sale of all or a portion of the Stock needed to pay the exercise price of the option.

      Stock appreciation rights. The Compensation Committee is authorized to grant SARs either independent of or in tandem with stock options granted under the Plan. The exercise of SARs will entitle the holder thereof to an amount (the "appreciation") equal to the difference between (i) the fair market value of a share of the Company's Common Stock on the date the

SAR is granted (or, in the case of SARs issued in connection with a previously issued option, the exercise price under the related option, which shall not be less than 100% of the fair market value of the Common Stock at the time the option was granted) and (ii) the fair market value of a share of Common Stock on the date the SAR is exercised. The appreciation will be payable in cash or Common Stock, at the discretion of the Compensation Committee. The exercise of SARs granted in tandem with options will also terminate those options.

      The exercise of SARs will be treated as the issuance of the shares of Common Stock to which the SARs relate for purposes of calculating the maximum number of shares which have been issued under the Plan.

      Restricted stock. The Compensation Committee is authorized to award shares of restricted stock to Participants under the Plan, subject to such terms and conditions as the Compensation Committee may determine. The Compensation Committee will have authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the Participant receiving the restricted stock, and the date or dates on which the restricted stock will vest. The vesting of restricted stock may be conditioned upon the completion of a specified period of service with the Company, upon the attainment of specified performance goals, or upon such other criteria as the Compensation Committee may determine. The Plan gives the Compensation Committee discretion to accelerate the vesting of restricted stock on a case-by-case basis at any time, except that performance-based restricted stock awards are subject to additional provisions.

      Stock certificates representing the restricted stock granted to an eligible employee will be registered in the employee's name. However, no share of restricted stock may be sold, transferred, assigned, or pledged by the employee until such share has vested in accordance with the terms of the restricted stock award. In the event of an employee's termination of employment before all of his or her restricted stock has vested, or in the event other conditions to the vesting of restricted stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of restricted stock which have not vested will be forfeited, provided that the participant will be entitled to retain any shares of restricted stock which have been paid for by the participant. At the time restricted stock vests, a certificate for such vested shares will be delivered to the employee (or the beneficiary designated by the employee, in the event of death), free of all restrictions.

      Stock Bonuses. The Compensation Committee may award Stock Bonuses to participants, subject to such conditions and restrictions, as it determines in its sole discretion. Stock Bonuses may be either outright grants of stock, or may be grants of stock subject to and conditioned upon certain employment or performance related goals.

      Stock Units. The Compensation Committee may award a number of Stock Units. The number of Stock Units, the goals and objectives to be satisfied with respect to each grant of Stock Units, the time and manner of payment of each Stock Unit, and the other terms and conditions applicable to a grant of Stock Units is determined by the Compensation Committee. While Stock Units do not represent actual ownership of Shares of the Company's Common

Stock, the right to receive value from Stock Units is measured by reference to the value of Shares of Common Stock, which value may thereafter be paid to the Participant in the form of cash or shares of Common Stock, in the discretion of the Compensation Committee.

NON-EMPLOYEE DIRECTOR PARTICIPATION

      Under the Plan, Non-Employee Directors of the Company may receive Awards under the Plan as determined by the Compensation Committee.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

      The following statements are based on current interpretations of existing Federal income tax laws. The law is technical and complex and the statements represent only a general summary of some of the applicable provisions.

         Stock options. Generally, there are no Federal income tax consequences either to the optionee or to the Company upon the grant of a stock option. On exercise of an incentive stock option, the optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income and the Company will be entitled to a deduction for tax purposes in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income and will generally be deductible for tax purposes by the Company, subject to the limitations of
Section 162(m) of the Code. The disposition of shares acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

      Stock appreciation rights. The grant of a SAR generally does not result in income to the grantee or in a deduction for the Company. Upon the exercise of a SAR, the grantee will recognize compensation income and the Company will be entitled to a deduction measured by the fair market value of the shares plus any cash received, subject to the limitations of Section 162(m) of the Code.

      Restricted stock. The grant of restricted stock generally does not result in income to the grantee or in a deduction for the Company, assuming the shares transferred are subject to restrictions which constitute a "substantial risk of forfeiture." If there are no such restrictions, the grantee would recognize compensation income upon receipt of the shares. Dividends paid to the grantee while the stock is subject to such restrictions would be treated as compensation income to the grantee and the Company would be entitled to a deduction, subject to the limitations of Section 162(m) of the Code. At the time the restrictions lapse, the grantee would recognize compensation income, and the Company would be entitled to a deduction measured by the fair market value of the shares at the time of lapse, subject to the limitations of Section 162(m) of the Code.

      Limitations on Deductibility under Section 162(m). As indicated above, the Company will usually be entitled to a deduction at the time and in the amount a recipient of an award recognizes ordinary compensation income in connection therewith. However, Section 162(m) of the Code imposes a $1,000,000 limitation on the amount of annual compensation deduction allowable to a publicly held company in respect of its chief executive officer and its other four most highly paid executive officers (e.g. the Named Executive Officers discussed above). An exception to this limitation is provided if certain shareholder approval, outside director administration and other requirements are satisfied. Assuming the Plan will be approved by the Company's shareholders, awards may be, but are not required to be, structured as Qualifying Performance Units which may not be subject to this deduction limitation.

      Section 409A of the Code. It is intended that the Plan will be administered, operated and interpreted such that all Awards granted thereunder will not be considered deferred compensation subject to Section 409A of the Code and the Compensation Committee will have the discretion to modify or amend any award (and may do so retroactively) to the extent such modification or amendment is necessary to cause the award to be exempt from Section 409A and is not materially prejudicial to the affected participant.

New Plan Benefits

      Set forth below in tabular form are the current known benefits or amounts allocated to each of the named persons or groups under the Plan during fiscal 2006.

Name and Position                        Dollar Value ($)(1)    Number of Shares
-----------------                        -------------------    ----------------

Matthew W. Shankle                               -0-                 -0-
President and Chief Executive Officer

John W. Temple                                 $66,000             600,000
Vice President of Technical Sales

James P. Martindale                              -0-                 -0-
Vice President of Manufacturing

Lawrence F. DeGeorge                             -0-                 -0-
Director

Current Executive Officer Group                  -0-                 -0-
(3 persons)

Current Director Group                         $66,000             600,000
(3 persons)

Employee Group                                 $66,000             600,000

----------
(1) The Company has not approved any Awards under the Plan that are conditioned upon shareholder approval of the proposed plan amendment. The dollar value was calculated by subtracting the exercise price of the options outstanding ($0.03 per share) from the closing price of the Company's Common Stock on June 30, 2006 of $0.14 per share, and multiplying the difference by the number of shares allocated.

             EFFECT OF PRINCIPAL SHAREHOLDERS' AND MANAGEMENT'S VOTE

      As of January 1, 2007, one holder of shares of the Company's Full Voting Class, Gene W. Schneider, together with the Company's Directors, Lawrence F. DeGeorge and John W. Temple, are holders of, and have voting control over, 46,619,210 shares of Common Stock and Common Stock Equivalents (includes Common, Series D and Series G Preferred Stock but does not include options or convertible notes which are exercisable or convertible into Common Stock within 60 days of the record date), or 74% of the Full Voting Class. Accordingly, Messrs. Schneider, DeGeorge and Temple could exercise voting control of Proposal No. 4. Because they have indicated they will vote their shares of the Full Voting Class in favor of Proposal No. 4, the passage of the proposal by a majority of the Full Voting Class outstanding is extremely likely.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN.

              * * * * * * * * * * * * * * * * * * * * * * * * * * *

                                 OTHER BUSINESS

      As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid Proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

                              SHAREHOLDER PROPOSALS

      Shareholders interested in presenting a proposal for consideration at our 2008 Annual Meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 promulgated by the Securities and Exchange Act of 1934, as amended, and our Bylaws. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, shareholder proposals must be received by our Corporate Secretary no later than September 28, 2007. If the date of the 2008 Annual Meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2007 Annual Meeting, any such proposals must be submitted no later than the close of business on the later of the 60th day prior to the 2008 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

                                                              MATTHEW W. SHANKLE
                                                                       PRESIDENT
Centennial, Colorado
January 26, 2007

                                    APPENDIX
                             COMMON STOCK PROXY CARD

                                      PROXY
                       ADVANCE DISPLAY TECHNOLOGIES, INC.
                           7334 SO. ALTON WAY, SUITE F
                           CENTENNIAL, COLORADO 80112
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Matthew W. Shankle and Rebecca McCall as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of COMMON STOCK of Advance Display Technologies, Inc. held of record by the undersigned on January 17, 2007 at the annual meeting of shareholders to be held on March 6, 2007 or any adjournment thereof.

1.    TO ELECT THREE DIRECTORS

      ________ FOR all nominees listed below
      ________ WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                                          FOR                WITHHOLD
      Lawrence F. DeGeorge                |_|                   |_|
      Matthew W. Shankle                  |_|                   |_|
      John W. Temple                      |_|                   |_|

2. TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 175,000,000 SHARES

      FOR       |_|      AGAINST        |_|      ABSTAIN        |_|

3. TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK FROM 100,000,000 TO 130,000,000 SHARES

      FOR       |_|      AGAINST        |_|      ABSTAIN        |_|

4.    TO APPROVE THE COMPANY'S 2007 EQUITY INCENTIVE PLAN.

      FOR       |_|      AGAINST        |_|      ABSTAIN        |_|

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4 above.

      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated _______________________, 2007
                                               ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Signature if held jointly

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                    APPENDIX
                               SERIES D PROXY CARD

                                      PROXY
                       ADVANCE DISPLAY TECHNOLOGIES, INC.
                           7334 SO. ALTON WAY, SUITE F
                           CENTENNIAL, COLORADO 80112
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Matthew W. Shankle and Rebecca McCall as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of SERIES D PREFERRED STOCK of Advance Display Technologies, Inc. held of record by the undersigned on January 17, 2007 at the annual meeting of shareholders to be held on March 6, 2007 or any adjournment thereof.

1.    TO ELECT THREE DIRECTORS

      ________ FOR all nominees listed below
      ________ WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                                          FOR                 WITHHOLD
      Lawrence F. DeGeorge                |_|                   |_|
      Matthew W. Shankle                  |_|                   |_|
      John W. Temple                      |_|                   |_|

2. TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 175,000,000 SHARES

      FOR       |_|      AGAINST        |_|      ABSTAIN        |_|

3. TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK FROM 100,000,000 TO 130,000,000 SHARES

      FOR       |_|      AGAINST        |_|      ABSTAIN        |_|

4.    TO APPROVE THE COMPANY'S 2007 EQUITY INCENTIVE PLAN.

      FOR       |_|      AGAINST        |_|      ABSTAIN        |_|

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4 above.

      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated _______________________, 2007
                                               ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Signature if held jointly

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                    APPENDIX
                               SERIES G PROXY CARD

                                      PROXY
                       ADVANCE DISPLAY TECHNOLOGIES, INC.
                           7334 SO. ALTON WAY, SUITE F
                           CENTENNIAL, COLORADO 80112
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Matthew W. Shankle and Rebecca McCall as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of SERIES G PREFERRED STOCK of Advance Display Technologies, Inc. held of record by the undersigned on January 17, 2007 at the annual meeting of shareholders to be held on March 6, 2007 or any adjournment thereof.

1.    TO ELECT THREE DIRECTORS
      ________ FOR all nominees listed below
      ________ WITHHOLD AUTHORITY to vote for all nominees listed below


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                                          FOR                WITHHOLD
      Lawrence F. DeGeorge                |_|                   |_|
      Matthew W. Shankle                  |_|                   |_|
      John W. Temple                      |_|                   |_|

2. TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 175,000,000 SHARES

      FOR       |_|      AGAINST        |_|      ABSTAIN        |_|

3. TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK FROM 100,000,000 TO 130,000,000 SHARES

      FOR       |_|      AGAINST        |_|      ABSTAIN        |_|

4.    TO APPROVE THE COMPANY'S 2007 EQUITY INCENTIVE PLAN.

      FOR       |_|      AGAINST        |_|      ABSTAIN        |_|

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4 above.

      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated _______________________, 2007
                                               ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Signature if held jointly

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                    APPENDIX
                               SERIES E PROXY CARD

                                      PROXY
                       ADVANCE DISPLAY TECHNOLOGIES, INC.
                           7334 SO. ALTON WAY, SUITE F
                           CENTENNIAL, COLORADO 80112
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Matthew W. Shankle and Rebecca McCall as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of SERIES E PREFERRED STOCK of Advance Display Technologies, Inc. held of record by the undersigned on January 17, 2007 at the annual meeting of shareholders to be held on March 6, 2007 or any adjournment thereof.


1. TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 175,000,000 SHARES

      FOR       |_|      AGAINST        |_|      ABSTAIN        |_|

2. TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK FROM 100,000,000 TO 130,000,000 SHARES

      FOR       |_|      AGAINST        |_|      ABSTAIN        |_|

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2 above.

      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated _______________________, 2007
                                               ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Signature if held jointly

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                    APPENDIX
                               SERIES F PROXY CARD
                                      PROXY
                       ADVANCE DISPLAY TECHNOLOGIES, INC.
                           7334 SO. ALTON WAY, SUITE F
                           CENTENNIAL, COLORADO 80112
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Matthew W. Shankle and Rebecca McCall as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of SERIES F PREFERRED STOCK of Advance Display Technologies, Inc. held of record by the undersigned on January 17, 2007 at the annual meeting of shareholders to be held on March 6, 2007 or any adjournment thereof.


1. TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 175,000,000 SHARES

      FOR       |_|      AGAINST        |_|      ABSTAIN        |_|

2. TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK FROM 100,000,000 TO 130,000,000 SHARES

      FOR       |_|      AGAINST        |_|      ABSTAIN        |_|

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2 above.

      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated _______________________, 2007
                                               ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Signature if held jointly

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                    EXHIBIT A
                           2007 EQUITY INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I     INTRODUCTION.....................................................1

         1.1  Establishment....................................................1
         1.2  Purposes.........................................................1

ARTICLE II    DEFINITIONS......................................................1

         2.1  Definitions......................................................1

ARTICLE III   PLAN ADMINISTRATION..............................................3

ARTICLE IV    STOCK SUBJECT TO THE PLAN........................................4

         4.1  Number of Shares.................................................4
         4.2  Other Shares of Stock............................................4
         4.3  Adjustments for Stock Split, Stock Dividend, Etc.................4
         4.4  Other Distributions and Changes in the Stock.....................5
         4.5  General Adjustment Rules.........................................5
         4.6  Determination by the Committee, Etc..............................5
         4.7  Limits on Awards.................................................5

ARTICLE V     CORPORATE REORGANIZATION.........................................6

         5.1  Reorganization...................................................6
         5.2  Required Notice..................................................6
         5.3  Acceleration of Exercisability...................................6
         5.4  Limitation on Payments...........................................7

ARTICLE VI    PARTICIPATION....................................................7

ARTICLE VII   OPTIONS..........................................................7

         7.1  Grant of Options.................................................7
         7.2  Notice of Option Grant...........................................8
         7.3  Restrictions on Incentive Options...............................10
         7.4  Shareholder Privileges..........................................11

ARTICLE VIII  RESTRICTED STOCK AWARDS.........................................11

         8.1  Grant of Restricted Stock Awards................................11
         8.2  Restrictions....................................................11
         8.3  Privileges of a Stockholder, Transferability....................11

ARTICLE IX    STOCK UNITS.....................................................12

ARTICLE X     STOCK APPRECIATION RIGHTS.......................................12

         10.1 Persons Eligible................................................12

         10.2 Terms of Grant..................................................12
         10.3 Exercise........................................................12
         10.4 Number of Shares or Amount of Cash..............................12
         10.5 Effect of Exercise..............................................13
         10.6 Termination of Services.........................................13

ARTICLE XI    STOCK BONUSES...................................................13

ARTICLE XII   OTHER COMMON STOCK GRANTS.......................................13

ARTICLE XIII  RIGHTS OF PARTICIPANTS..........................................13

         13.1 Service.........................................................13
         13.2 Nontransferability..............................................14
         13.3 No Plan Funding.................................................14

ARTICLE XIV   GENERAL RESTRICTIONS............................................14

         14.1 Investment Representations......................................14
         14.2 Compliance with Securities Laws.................................14

ARTICLE XV    OTHER EMPLOYEE BENEFITS.........................................15

ARTICLE XVI   PLAN AMENDMENT, MODIFICATION AND TERMINATION....................15

ARTICLE XVII  WITHHOLDING.....................................................15

         17.1 Withholding Requirement.........................................15
         17.2 Withholding With Stock..........................................15

ARTICLE XVIII REQUIREMENTS OF LAW.............................................16

         18.1 Requirements of Law; Code Section 409A..........................16
         18.2 Federal Securities Law Requirements.............................16
         18.3 Governing Law...................................................16

ARTICLE XIX   DURATION OF THE PLAN............................................16

                       ADVANCE DISPLAY TECHNOLOGIES, INC.

                           2007 EQUITY INCENTIVE PLAN

                                    ARTICLE I

                                  INTRODUCTION

      1.1. Establishment. Advance Display Technologies, Inc., a Colorado corporation (hereinafter referred to, together with its Affiliated Corporations (as defined in subsection 2.1(a)) as the "Company" except where the context otherwise requires), hereby amends and restates the Advance Display Technologies, Inc. Equity Incentive Plan (the "Plan") for certain key employees, directors, consultants and other persons rendering substantial service to the Company. The Plan permits the grant of incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("Non-Qualified Options"), Restricted Stock Awards, Stock Appreciation Rights, Stock Bonuses, Stock Units and other stock grants to certain key employees of the Company.

      1.2. Purposes. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.

                                   ARTICLE II

                                   DEFINITIONS

      2.1. Definitions. The following terms shall have the meanings set forth below:

            (a) "Affiliated Corporation" means any corporation or other entity (including but not limited to a partnership) that is affiliated with the Company through stock ownership or otherwise and is designated as an "Affiliated Corporation" by the Board, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an "Affiliated Corporation" means any parent or subsidiary of the Company as defined in Section 424 of the Code.

            (b) "Award" means an Option, a Restricted Stock Award, a Stock Appreciation Right, a Stock Unit, grants of Stock pursuant to Article XI or other issuances of Stock hereunder.

            (c)   "Board" means the Board of Directors of the Company.

            (d) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

            (e) "Committee" means a committee consisting of one or more members of the Board who are empowered hereunder to take actions in the administration of the Plan. The Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934 (the "1934 Act") and the provisions of section 162(m) of the Code and the regulations promulgated thereunder. Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. The Committee shall select Participants from Eligible Employees and Eligible Consultants of the Company, and shall determine the awards to be made pursuant to the Plan and the terms and conditions thereof.

            (f) "Disabled" or "Disability" shall have the meaning given to such terms in Section 22(e)(3) of the Code.

            (g) "Effective Date" means the effective date of the amended and restated Plan, December 15, 2006.

            (h) "Eligible Employees" means those key employees, (including, without limitation, officers, directors (whether or not they are also employees of the Company) of the Company or any subsidiary or division thereof, upon whose judgment, initiative or efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under the Internal Revenue Code.

            (i) "Eligible Consultants" means those consultants to the Company who are determined, by the Committee to be individuals whose services are important to the Company and who are eligible to receive Awards, other than Incentive Options, under the Plan, provided, however, that all Eligible Consultants must be natural persons providing bona fide services to the Company that are not in connection with the offer or sale of securities in a capital raising transaction and that do not directly or indirectly promote or maintain a market for the Company's securities.

            (j) "Fair Market Value" means the closing price of the Stock on a securities exchange, national market system, automated quotation system or bulletin board on which the Stock is traded or reported on a particular date. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. If the price of the Stock is not reported or quoted in any such medium, the Fair Market Value of the Stock on a particular date shall be as determined by the Committee.

            (k) "Incentive Option" means an Option designated as such and granted in accordance with Section 422 of the Code.

            (l)   "Non-Qualified   Option"   means  any  Option  other  than  an
Incentive Option.

            (m)   "Notice of Option Grant" is defined in Section 7.2 hereof.

            (n)   "Option" means a right to purchase Stock pursuant to the Plan.
Options   granted  under  the  Plan  shall  be  either   Incentive   Options  or
Non-Qualified Options.

            (o) "Option Holder" means a Participant who has been granted one or more Options under the Plan.

            (p) "Option Price" means the price at which shares of Stock subject to an Option may be purchased.

            (q)   "Participant"   means  an   Eligible   Employee   or  Eligible
Consultant designated by the Committee from time to time during the term of the Plan to receive one or more of the Awards provided under the Plan.

            (r) "Restricted Stock Award" means an award of Stock granted to a Participant pursuant to Article VIII that is subject to certain restrictions imposed in accordance with the provisions of such Section.

            (s)   "Share" means a share of Stock.

            (t) "Stock" means the $0.001 par value Common Stock of the Company.

            (u) "Stock Appreciation Right" means the right, granted by the Committee pursuant to the Plan, to receive a payment equal to the increase in the Fair Market Value of a Share of Stock subsequent to the grant of such Award.

            (v) "Stock Bonus" means either an outright grant of Stock or a grant of Stock subject to and conditioned upon certain employment or performance related goals as may be established by the Committee.

            (w) "Stock Unit" means a measurement component equal to the Fair Market Value of one share of Stock on the date for which a determination is made pursuant to the provisions of this Plan.

                                   ARTICLE III

                               PLAN ADMINISTRATION

      The Plan shall be administered by the Committee or, in the absence of appointment of a Committee, by the entire Board of Directors. All references in the Plan to the Committee shall include the entire Board of Directors if no such Committee is appointed.

      In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the Awards to be made pursuant to the Plan, the number of Stock Units, Stock Appreciation Rights or shares of Stock to be issued thereunder and the time at which such Awards are to be made, fix the Option Price, period and manner in which an Option becomes exercisable, establish the duration and nature of Restricted Stock Award restrictions, establish the terms and conditions applicable to Stock Bonuses and Stock Units, and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein; provided, however, that Eligible
Consultants shall not be eligible to receive Incentive Options. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

                                   ARTICLE IV

                            STOCK SUBJECT TO THE PLAN

      4.1. Number of Shares. The number of Shares that are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary shall not exceed twenty five million (25,000,000) Shares, subject to the provisions regarding changes in capital described below. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. This authorization may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. Shares of Stock that may be issued upon exercise of Options, or Stock Appreciation Rights, that are issued as Restricted Stock Awards or Stock Bonuses, that are issued with respect to Stock Units, and that are issued as incentive compensation or other Stock grants under the Plan shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Options or Stock Units are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

      4.2. Other Shares of Stock. Any Shares that are subject to an Option that expires or for any reason is terminated unexercised shall automatically become available for use under the Plan. Shares that are awarded to a Participant pursuant to a Restricted Stock Award and then subsequently forfeited by the Participant because of a failure to satisfy the terms of the Restricted Stock Award shall likewise become available for use under the Plan upon such forfeiture.

      4.3. Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan and (ii) the Shares then included in each outstanding Award granted hereunder.

      4.4.  Other Distributions and Changes in the Stock. If:

            (a) the Company shall at any time distribute with respect to the Stock assets or securities of persons other than the Company (excluding cash or distributions referred to in Section 4.3), or

            (b) the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company, or

            (c) there shall be any other change (except as described in Section 4.3) in the number or kind of outstanding Shares or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that the event described in subsection (a), (b), or (c) above equitably requires an adjustment in the number or kind of Shares subject to an Option or other Award, an adjustment in the Option Price or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the exercise of an Option or the full vesting of an Award, then such adjustments shall be made, or other action shall be taken, by the Committee and shall be effective for all purposes of the Plan and on each outstanding Option or Award that involves the particular type of stock for which a change was effected. Notwithstanding the foregoing provisions of this Section 4.4, pursuant to Section 8.3 below, a Participant holding Stock received as a Restricted Stock Award shall have the right to receive all amounts, including cash and property of any kind, distributed with respect to the Stock upon the Participant's becoming a holder of record of the Stock.

      4.5. General Adjustment Rules. No adjustment or substitution provided for in this Article IV shall require the Company to sell a fractional share of Stock under any Option, or otherwise issue a fractional share of Stock, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the total Option Price for the shares of Stock then subject to an Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment.

      4.6. Determination by the Committee, Etc. Adjustments under this Article IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

      4.7. Limits on Awards. The maximum number of Shares with respect to which Awards may be granted to any one Participant in any twelve (12) month period under the Plan is 2,000,000. The maximum number of Shares with respect to which Awards may be granted to any one individual during the life of the Plan is 10,000,000.

                                    ARTICLE V

                            CORPORATE REORGANIZATION

      5.1. Reorganization. Upon the occurrence of any of the following events, if the notice required by Section 5.2 shall have first been given, the Plan and all Options then outstanding hereunder shall automatically terminate and be of no further force and effect whatsoever, and other Awards then outstanding shall be treated as described in Sections 5.2 and 5.3, without the necessity for any additional notice or other action by the Board or the Company: (a) the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy
Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or (b) the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as holding company of an entity or entities that conduct the business or business formerly conducted by the Company); or (c) the dissolution or liquidation of the Company.

      5.2. Required Notice. At least 30 days' prior written notice of any event described in Section 5.1 shall be given by the Company to each Option Holder and Participant unless (a) in the case of the events described in clauses (a) or (b) of Section 5.1, the Company, or the successor or purchaser, as the case may be, shall make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options except that the Option Holder shall have the right thereafter to purchase the kind and amount of securities or property or cash receivable upon such merger, consolidation, other reorganization, sale or conveyance by a holder of the number of Shares that would have been receivable upon exercise of the Option immediately prior to such merger, consolidation, sale or conveyance (assuming such holder of Stock failed to exercise any rights of election and received per share the kind and amount received per share by a majority of the non-electing shares), or (b) the Company, or the successor or purchaser, as the case may be, shall make adequate provision for the adjustment of outstanding Awards (other than Options) so that such Awards shall entitle the Participant to receive the kind and amount of securities or property or cash receivable upon such merger, consolidation, other reorganization, sale or conveyance by a holder of the number of Shares that would have been receivable with respect to such Award immediately prior to such merger, consolidation, other reorganization, sale or conveyance (assuming such holder of Stock failed to exercise any rights of election and received per share the kind and amount received per share by a majority of the non-electing shares). The provisions of this Article V shall similarly apply to successive mergers, consolidations, reorganizations, sales or conveyances. Such notice shall be deemed to have been given when delivered personally to a Participant or when mailed to a Participant by registered or certified mail, postage prepaid, at such Participant's address last known to the Company.

      5.3. Acceleration of Exercisability. Participants notified in accordance with Section 5.2 may exercise their Options at any time before the occurrence of the event requiring the giving of notice (but subject to occurrence of such event), regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals or otherwise have been satisfied. Upon the giving of notice in accordance with Section 5.2, all restrictions with respect to Restricted Stock and other Awards shall lapse immediately, all Stock Units shall become payable immediately and all Stock Appreciation Rights shall become exercisable. Any Options, Stock Appreciation Rights or Stock Units that are not assumed or substituted under clauses (a) or
(b) of Section 5.2 and that have not been exercised prior to the event described in Section 5.1 shall automatically terminate upon the occurrence of such event.

      5.4. Limitation on Payments. If the provisions of this Article V would result in the receipt by any Participant of a payment within the meaning of
Section 280G of the Code and the regulations promulgated thereunder and if the receipt of such payment by any Participant would, in the opinion of independent tax counsel of recognized standing selected by the Company, result in the payment by such Participant of any excise tax provided for in Sections 280G and 4999 of the Code, then the amount of such payment shall be reduced to the extent required, in the opinion of independent tax counsel, to prevent the imposition of such excise tax; provided, however, that the Committee, in its sole discretion, may authorize the payment of all or any portion of the amount of such reduction to the Participant.

                                   ARTICLE VI

                                  PARTICIPATION

      Participants in the Plan shall be Eligible Employees and Eligible Consultants selected by the Committee, in its sole discretion, based on the Committee's assessment of the value of the potential Participant's services to the management, operation and development of the Company.

      The Committee may require a Participant, as a condition to an Award, to enter into an agreement with the Company, in such form as the Committee shall determine, specifying such terms, conditions, rights or duties as may be prescribed by the Committee. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

                                   ARTICLE VII

                                     OPTIONS

      7.1. Grant of Options. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option; provided, however, that only Non-Qualified Options may be granted to Eligible Consultants. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares for which any other Option may be exercised, except as provided in subsection 7.2(j). An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

      7.2. Notice of Option Grant. Each Option granted under the Plan shall be evidenced by a written notice (a "Notice of Option Grant"). A Notice of Option Grant shall be issued by the Company in the name of the Participant to whom the Option is granted (the "Option Holder") and in such form as may be approved by the Committee.

            (a) Number of Shares. Each Notice of Option Grant shall state that it covers a specified number of shares of Stock, as determined by the Committee.

            (b) Price. The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Notice of Option Grant. In the case of an Incentive Option, the price may not be less than 100 percent of the Fair Market Value of the Stock on the date the Incentive Option is granted.

            (c) Duration of Options; Restrictions on Exercise. Each Notice of Option Grant shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Notice of Option Grant shall also set forth any installment or other restrictions on Option exercise during such period, if any, as may be determined by the Committee. Each Option shall become exercisable
(vest) over such period of time, if any, or upon such events, as determined by the Committee.

            (d) Termination of Services, Death, Disability, Etc. The Committee may specify at the time of granting the Option but not thereafter the period, if any, after which an Option may be exercised following termination of the Option Holder's services. The effect of this subsection 7.2(d) shall be limited to determining the consequences of a termination and nothing in this subsection 7.2(d) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any individual's services. If the Committee does not otherwise specify, the following shall apply:

                  (i) If the services of the Option Holder are terminated within the Option Period for "cause", as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(d), "cause" shall mean a gross violation, as determined by the Company, of the Company's established policies and procedures.

                  (ii) If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder's termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of services because of Disability.

                  (iii) If the Option Holder dies during the Option Period while still performing services for the Company or within the one year period referred to in (ii) above or the three-month period referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

                  (iv) If the services of the Option Holder are terminated (which for this purpose means that the Option Holder is no longer performing services for the Company or for Affiliated Corporation) by the Company within the Option Period for any reason other than cause, Disability or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of services.

            (e) Transferability. Each Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. Each Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative.

            (f)   Intentionally omitted

            (g)   Exercise, Payments, Etc.

                  (i) Manner of Exercise. The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be exercised when the Option Price for the number of shares as to which the Option is exercised is paid to the Company in full. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options for less than all shares evidenced by a Notice of Option Grant are exercised, the Company may deliver a new Notice of Option Grant evidencing the Option on the remaining shares upon delivery of the Notice of Option Grant for the Option being exercised.

                  (ii) The exercise price shall be paid by any of the following methods or any combination of the following methods or by any other method approved by the Committee upon the request of the Option Holder:

                        (A)   in cash;

                        (B) by certified, cashier's check or other check acceptable to the Company, payable to the order of the Company;

                        (C) by delivery to the Company of certificates representing the number of shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that no Option may be exercised by delivery to the Company of certificates representing Stock, unless such Stock has been held by the Option Holder for more than six months; for purposes of this Plan, the Fair Market Value of any shares of Stock delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day of delivery of the certificates for the Stock used as payment of the Option Price; or

                        (D) if permitted by the Committee, by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker-dealer, in a form acceptable to the Committee, to deliver to the Company promptly the amount of the proceeds from the sale of all or a portion of the Stock required to pay the Option Price.

            (h) Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

            (i)   Withholding.

                  (i) Non-Qualified Options. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the payment of all withholding taxes required by the Code and applicable state income tax laws. The Committee may, in its discretion, permit the Participant to pay such taxes through delivery of shares of Stock or by withholding Stock to be issued under the Option, as provided in Article XV.

                  (ii)   Incentive   Options.   If  an  Option  Holder  makes  a
            disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company's principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to pay all withholding taxes, if any, required by the Code and applicable state income tax laws resulting from such disposition.

      7.3.  Restrictions on Incentive Options.

            (a) Initial Exercise. If and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, exceeds $100,000, such Option shall be deemed to be a Non-Qualified Option. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option.

            (b) Ten Percent Stockholders. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Company shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

      7.4. Shareholder Privileges. No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Article IV.

                                  ARTICLE VIII

                             RESTRICTED STOCK AWARDS

      8.1. Grant of Restricted Stock Awards. Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

      8.2. Restrictions. A Participant's right to retain a Restricted Stock Award granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by or performance of services for the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Stock shares constituting a Restricted Stock Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with the Company's established retirement policy, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by him shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of employment or services completed at the time of termination of services from the grant of each Award to the total number of months of employment or continued services required for such Award to be fully nonforfeitable, and such portion of each such Award shall become fully nonforfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to the Company. In the event of a Participant's termination of employment or consulting services for any other reason, any Restricted Stock Awards as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all shares of Stock related thereto shall be immediately returned to the Company.

      8.3. Privileges of a Stockholder, Transferability. A Participant may not transfer, and shall not possess or exercise any voting, dividend, liquidation or other rights with respect to, Stock granted under the Plan unless and until any restrictions issued in connection with the Stock have been satisfied by the Participant. Upon the satisfaction of those conditions, if any, the Participant shall be entitled to exercise and possess voting, dividend, liquidation and other rights with respect to the Stock in accordance with its terms received by the Participant under this Article VIII.

            (a) Enforcement of Restrictions. The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions provided by Sections 8.2 and 8.3 and, in addition, may in its sole discretion require the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company or a third party while the restrictions remain in effect.

                                   ARTICLE IX

                                   STOCK UNITS

      A Participant may be granted a number of Stock Units determined by the Committee. The number of Stock Units, the goals and objectives to be satisfied with respect to each grant of Stock Units, the time and manner of payment for each Stock Unit, and the other terms and conditions applicable to a grant of Stock Units shall be determined by the Committee.

                                    ARTICLE X

                            STOCK APPRECIATION RIGHTS

      10.1. Persons Eligible. The Committee, in its sole discretion, may grant Stock Appreciation Rights to Eligible Employees or Eligible Consultants.

      10.2. Terms of Grant. The Committee shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised and any other terms that shall apply to the Stock Appreciation Right.

      10.3. Exercise. A Stock Appreciation Right shall entitle a Participant to receive a number of shares of Stock (without any payment to the Company, except for applicable withholding taxes), cash, or Stock and cash, as determined by the Committee in accordance with Section 10.4 below. If a Stock Appreciation Right is issued in tandem with an Option, except as may otherwise be provided by the Committee, the Stock Appreciation Right shall be exercisable during the period that its related Option is exercisable. A Participant desiring to exercise a Stock Appreciation Right shall give written notice of such exercise to the Company, which notice shall state the proportion of Stock and cash that the Participant desires to receive pursuant to the Stock Appreciation Right exercised. Upon receipt of the notice from the Participant, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Stock and/or (ii) a cash payment, in accordance with Section 10.4 below. The date the Company receives written notice of such exercise hereunder is referred to in this Article X as the "exercise date". The delivery of Stock or cash received pursuant to such exercise shall take place at the principal offices of the Company within 30 days following delivery of such notice.

      10.4. Number of Shares or Amount of Cash. Subject to the discretion of the Committee to substitute cash for Stock, or Stock for cash, the amount of Stock which may be issued pursuant to the exercise of a Stock Appreciation Right shall be determined by dividing: (a) the total number of shares of Stock as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of the Stock on the exercise date exceeds the Fair Market Value of a share of Stock on the date of grant of the Stock Appreciation Right, by (b) the Fair Market Value of the Stock on the exercise date; provided, however, that fractional shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Stock upon the exercise of a Stock Appreciation Right, the Committee in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Stock on the exercise date for any or all of the shares of Stock that would otherwise be issuable upon exercise of the Stock Appreciation Right.

      10.5. Effect of Exercise. If a Stock Appreciation Right is issued in tandem with an Option, the exercise of the Stock Appreciation Right or the related Option will result in an equal reduction in the number of corresponding Options or Stock Appreciation Rights which were granted in tandem with such Stock Appreciation Rights and Options.

      10.6. Termination of Services. Upon the termination of the services of a Participant, any Stock Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for termination of services, as are specified in Section 7.2(d) with respect to Options.

                                   ARTICLE XI

                                  STOCK BONUSES

      The Committee may award Stock Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion. Stock Bonuses may be either outright grants of Stock, or may be grants of Stock subject to and conditioned upon certain employment or performance related goals.

                                   ARTICLE XII

                            OTHER COMMON STOCK GRANTS

      From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire shares of Stock, whether by purchase, outright grant, or otherwise. Any such arrangements shall be subject to the general provisions of this Plan and all shares of Stock issued pursuant to such arrangements shall be issued under this Plan.

                                  ARTICLE XIII

                             RIGHTS OF PARTICIPANTS

      13.1. Service. Nothing contained in the Plan or in any Award, or other Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time, subject to any restrictions imposed by law.

      13.2. Nontransferability. No right or interest of any Participant in an Option, a Stock Appreciation Right, a Restricted Stock Award (prior to the completion of the restriction period applicable thereto), a Stock Unit, or other Award granted pursuant to the Plan, shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interests in Options, Stock Appreciation Rights, Restricted Stock

Awards, other Awards, and Stock Units shall, to the extent provided in Articles VII, VIII, IX, X and XI, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

      13.3. No Plan Funding. Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company or any Affiliated Corporation.

                                   ARTICLE XIV

                              GENERAL RESTRICTIONS

      14.1. Investment Representations. The Company may require any person to whom an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, or Stock Bonus is granted, as a condition of exercising such Option or Stock Appreciation Right, or receiving such Restricted Stock Award, Stock Unit, or Stock Bonus, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock Certificates.

      14.2. Compliance with Securities Laws. Each Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, and Stock Bonus grant shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, or Stock Bonus grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit or Stock Bonus grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.


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

                                   ARTICLE XV

                            OTHER EMPLOYEE BENEFITS

      The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or Stock Appreciation Right, the sale of Shares received upon such exercise, the vesting of any Restricted Stock Award, receipt of Stock Bonuses, distributions with respect to Stock Units, or the grant of Stock shall not constitute "earnings" or "compensation" for purposes of calculating any other employee benefits of such participant, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

                                   ARTICLE XVI

                  PLAN AMENDMENT, MODIFICATION AND TERMINATION

      The Board may at any time terminate, and from time to time may amend or modify, the Plan, provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

      No amendment, modification or termination of the Plan shall in any manner adversely affect any Options, Stock Appreciation Rights, Restricted Stock Awards, Stock Units, Stock Bonuses or other Award theretofore granted under the Plan, without the consent of the Participant holding such Options, Stock Appreciation Rights, Restricted Stock Awards, Stock Units, Stock Bonuses or other Awards.

                                  ARTICLE XVII

                                   WITHHOLDING

      17.1. Withholding Requirement. The Company's obligations to deliver shares of Stock upon the exercise of any Option, or Stock Appreciation Right, the vesting of any Restricted Stock Award, payment with respect to Stock Units, or the grant of Stock shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

      17.2. Withholding With Stock. The Committee may, in its sole discretion, grant the Participant an election to pay all or a portion of the amounts of tax withholding, or any part thereof, due upon the grant or exercise of any Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, Stock Bonus, other Award, or Stock by electing to transfer to the Company, or to have the Company withhold from shares otherwise issuable to the Participant, shares of Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. The value of shares of Stock to be withheld shall be based on the

Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

            (a)   All elections must be made prior to the Tax Date.

            (b)   All elections shall be irrevocable.

            (c) If the Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder.

                                  ARTICLE XVIII

                               REQUIREMENTS OF LAW

      18.1. Requirements of Law; Code Section 409A. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations. The Plan shall be administered, operated, and interpreted such that all Awards granted hereunder are not considered deferred compensation subject to Section 409A of the Code and the Committee shall have the discretion to modify or amend any Award granted hereunder and any Award Agreement (and may do so retroactively); provided that any such modification or amendment is necessary to cause such Award to be exempt from Section 409A of the Code and is not materially prejudicial to the Company or the affected Participant.

      18.2. Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule. Such conditions shall be set forth in the Notice of Grant or other notice to or agreement with the Participant describing or accompanying the Award.

      18.3. Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

                                   ARTICLE XIX

                              DURATION OF THE PLAN

      Unless sooner terminated by the Board of Directors, the Plan shall terminate on July 31, 2017, and no Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit, Stock Bonus, other Award or Stock shall be granted, or offer to purchase Stock made, after such termination. Options, Stock Appreciation Rights, Restricted Stock Awards, other Awards, and Stock Units outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

Dated: December 15, 2006                    ADVANCE DISPLAY TECHNOLOGIES, INC.


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